AMENDMENT TO ESCROW INSTRUCTIONS

TO: CHICAGO TITLE COMPANY, licensed by the California Department of Insurance

16969 VON KARMAN, IRVINE, CALIFORNIA 92606

(949)263-4019 Fax {949)263-0536

Escrow No. 73823094 — M19	Escrow Officer Lorri Beasley	Date May 14, 2007

Property: Thunderbird Medical Plaza I & II, 5410&, 5422 6 Thunderbird Rd, Scottsdale, ARIZONA

1. FIRST AMENDMENT TO SALE ESCROW AGREEMENT AND ESCROW INSTRUCTIONS
2.
3. The original sale Agreement and Escrow Instructions dated April 6, 2007, and any
4. amendments and/or supplements thereto, are hereby amended and/or supplemented as set
5. forth herein as pertains to the T-Bird 5310 Land:
6.
7.
8. Seller and Buyer have agreed that the Escrows for the T-Bird 5310 Land (Escrow No.
9. 73823093-M19) and the T-Bird 5410/5422 Land (Escrow No. 73823094-M19) may close
10. substantially concurrently but independently from each other.
11.
12.
13.
14. ALL OTHER TERMS AND CONDITIONS ARE TO REMAIN THE SAME.
15.
16. BUYER :
17.
18. NNN Healthcare/Office REIT
19. Thunderbird Medical, LLC,
20. a Delaware limited liability company
21. BY: NNN Healthcare/Office REIT Holdings, L.P.,
22. a Delaware limited partnership,
23. Its Sole Member
24. By: NNN Healthcare/office REIT, Inc,
25. a Maryland corporation,
26. Its General Partner
27.
28.
29. By: /s/ Shannon K S Johnson
30. Name: Shannon K S Johnson
31. Title: Chief Financial Officer
32.
33. SELLER:
34.
35. See Signature Pages attached
36.
37.
38.
39.
40.
41.
42.
43.
44.

ATEISH — 03/16/04 M (Page 1)

SIGNATURE PAGES TO AMENDMENT DATED MAY 14, 2007
ESCROW NO. 73823094-M19

5410 & 5422 W. THUNDERBIRD
ROAD, LLC, an Arizona limited liability company

By:      /s/ William Metzler

William Metzler, Manager

PEA ENTERPRISES, LLC,

a California limited liability company

By:      /s/ James D. Vandever

James D. Vandever, Manager

WRM INVESTMENTS, LLC, an

Arizona limited liability company

By:      /s/ William Metzler

William Metzler, Sole Member

SOD INVESTMENTS, LLC, an Arizona

limited liability company

By:      /s/ Scott O. Douglas

Scott Douglas, Sole Member